Exhibit 32.1

CHIEF EXECUTIVE OFFICER’S CERTIFICATION
REQUIRED UNDER SECTION 906 OF
SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of PanAmerican Bancorp (the “Company”) on Form 10-QSB for the period ended September  30, 2004, as filed with the Securities and Exchange Commission (the “Report”), I, Michael Golden, President and Chief Executive Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that, to my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 10, 2004

/s/ Michael E. Golden

Michael E. Golden

President and Chief Executive Officer